Natural Health Trends Announces Third Quarter 2009 Results

DALLAS, TX -- (Marketwire - November 16, 2009) - Natural Health Trends Corp. (PINKSHEETS: BHIP) today announced its financial results for the quarter ended September 30, 2009. The company reported sales of $5.7 million and an operating loss of $1.7 million for the quarter.

The company attributed lower sales to multiple factors. There was an increase of $1.5 million in unshipped orders in Hong Kong caused by certain customs issues that delayed orders placed between mid-August through the end of the quarter. These issues were mostly resolved by early November. However, this delay also caused a delay in new product orders as some members waited for a resolution of the customs issue. Additionally, the company typically experiences a slow down caused by summer vacations. Lastly, as the company previously disclosed, it deferred marketing activities because of the reorganization of one of our member groups in Greater China. This reorganization required the company to make adjustments to its marketing plans and defer some marketing activities into the fourth quarter. The orders taken, which are roughly measured as revenue adjusted by the change in deferred revenue, were $7.3 million in the third quarter, compared to $8.5 million in the second quarter and $8.2 million in the first quarter.

"We are encouraged by recent business developments in Russia, Hong Kong and Korea," said Chris Sharng, president of Natural Health Trends. "Our Grand Opening in Moscow in late October and the Anniversary Celebration in Hong Kong last week were very well attended and created a lot of positive momentum in those markets. In Korea, we have seen a sustained increase in sales since October. On the cost side, after extensive expense reductions and restructuring, the Company's business is well positioned to benefit from the excitement and growth that we're seeing in our international markets."

The company plans to host a conference call at 11:30 a.m. EST, November 18, 2009. Those who wish to participate may call telephone number (866) 672-2663, or (973) 582-2772 for international callers, 15 minutes before 11:30 a.m. EST. Callers will need to give the conference identification number, 42236983. If you cannot participate in the call, but wish to hear it, you may log in to the company's homepage at www.naturalhealthtrendscorp.com and click on the conference call 2 hours after the completion of the call.

About Natural Health Trends Corp.

Natural Health Trends Corp. is an international direct-selling and e-commerce company operating through its subsidiaries throughout Asia, North America, and Europe. The company markets premium quality personal care products under the NHT Global brand. Additional information can be found on the company's website, www.naturalhealthtrendscorp.com.

About the Company's Common Stock

The Company's common stock is quoted under the symbol "BHIP" on the Current Information tier of the Pink Sheets, a centralized electronic quotation service run by Pink OTC Markets Inc. for over-the-counter securities. Interested parties can obtain stock quotes by clicking on the "Stock Quote" link on the Company's home page, www.naturalhealthtrendscorp.com, or by going to www.pinksheets.com and searching for the symbol "BHIP." Parties wishing to trade stock on the Pink Sheets should contact their broker to make the trades. More information about buying and selling stock on the Pink Sheets may be found at http://www.pinksheets.com/pink/otcguide/investors_howtobuy.jsp.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 -- Forward-looking statements in this release do not constitute guarantees of future performance. Such forward-looking statements are subject to risks and uncertainties that could cause our actual results to differ materially from those anticipated. Such risks and uncertainties include the risks and uncertainties detailed under the caption "Risk Factors" in our Annual Report on Form 10-K filed on March 23, 2009, with the Securities and Exchange Commission. We assume no obligation to update any forward-looking information contained in this press release or with respect to the announcements described herein.

                        NATURAL HEALTH TRENDS CORP.

                        CONSOLIDATED BALANCE SHEETS
                    (In Thousands, Except Share Data)

                                                December 31,  September 30,
                                                    2008          2009
                                                ------------  ------------
                                                              (Unaudited)
                     ASSETS
Current assets:
    Cash and cash equivalents                   $      3,491  $      1,473
    Restricted cash                                      340           399
    Accounts receivable                                   71            97
    Inventories, net                                   2,141         1,804
    Other current assets                                 735           987
                                                ------------  ------------
Total current assets                                   6,778         4,760
Property and equipment, net                            1,173           882
Goodwill                                               1,764         1,764
Intangible assets, net                                 1,800         1,200
Restricted cash                                        3,646           393
Other assets                                           1,464           905
                                                ------------  ------------
Total assets                                    $     16,625  $      9,904
                                                ============  ============

      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
    Accounts payable                            $      1,746  $      2,394
    Income taxes payable                                 187           252
    Accrued distributor commissions                      554           637
    Other accrued expenses                             2,456         3,399
    Deferred revenue                                   2,841         2,397
    Current portion of convertible debentures,
     net of discount of $2,320 at December 31,
     2008                                              1,534             -
    Deferred tax liability                               351           351
    Other current liabilities                          1,170         1,053
                                                ------------  ------------
Total liabilities                                     10,839        10,483
Commitments and contingencies
Stockholders' equity (deficit):
    Preferred stock, $0.001 par value; 5,000,000
     shares authorized; 1,761,900 shares
     designated Series A convertible preferred
     stock, 138,400 shares issued and outstanding
     at December 31, 2008 and September 30, 2009,
     aggregate liquidation value of $275                 124           124
    Common stock, $0.001 par value; 50,000,000
     shares authorized; 10,691,582 and 10,833,709
     shares issued and outstanding at December 31,
     2008 and September 30, 2009, respectively            11            11
    Additional paid-in capital                        79,711        80,158
    Accumulated deficit                              (74,853)      (81,774)
    Accumulated other comprehensive income:
      Foreign currency translation adjustments           759           902
                                                ------------  ------------
    Total Natural Health Trends
     stockholders' equity (deficit)                    5,752          (579)
    Noncontrolling interest                               34             -
                                                ------------  ------------
Total stockholders' equity (deficit)                   5,786          (579)
                                                ------------  ------------
Total liabilities and stockholders' equity      $     16,625  $      9,904
                                                ============  ============

                        NATURAL HEALTH TRENDS CORP.

            CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                  (In Thousands, Except Per Share Data)

                                    Three Months Ended  Nine Months Ended
                                      September 30,       September 30,
                                    ------------------  ------------------
                                      2008      2009      2008      2009
                                    --------  --------  --------  --------

Net sales                           $ 11,016  $  5,698  $ 34,734  $ 24,039
Cost of sales                          3,050     1,874     9,585     7,176
                                    --------  --------  --------  --------
Gross profit                           7,966     3,824    25,149    16,863
Operating expenses:
   Distributor commissions             4,573     1,997    13,170     9,098
   Selling, general and administrative
    expenses (including stock-based
    compensation expense of $128 and
    $81 during the three months
    ended September 30, 2008 and
    2009, respectively, and $421 and
    $447 during the nine months
    ended September 30, 2008 and
    2009, respectively)                4,358     3,196    13,226    10,685
   Depreciation and amortization         338       324     1,090       992
   Impairment of long-lived assets         2         -        30         -
                                    --------  --------  --------  --------
Total operating expenses               9,271     5,517    27,516    20,775
                                    --------  --------  --------  --------
Loss from operations                  (1,305)   (1,693)   (2,367)   (3,912)
Other income (expense), net:
   Loss on foreign exchange             (345)      (82)      (92)     (125)
   Interest income                        18         3        86        27
   Interest expense (including
    amortization of debt issuance
    costs and accretion of debt
    discount of $559 and $411
    during the three months ended
    September 30, 2008 and 2009,
    respectively, and $1,370 and
    $2,039 during the nine months
    ended September 30, 2008 and
    2009, respectively)                 (666)     (565)   (1,609)   (2,420)
   Loss on redemption of convertible
    debentures                             -      (683)        -      (683)
   De-recognition of commission
    liabilities                            -       221         -       221
   Other                                  19       (24)        5       (10)
                                    --------  --------  --------  --------
Total other income (expense), net       (974)   (1,130)   (1,610)   (2,990)
                                    --------  --------  --------  --------
Loss before income taxes              (2,279)   (2,823)   (3,977)   (6,902)
Income tax provision                     (37)      (28)     (116)      (63)
                                    --------  --------  --------  --------
Net loss                              (2,316)   (2,851)   (4,093)   (6,965)
Plus:  Net loss attributable to the
 noncontrolling interest                   -        23         -        44
                                    --------  --------  --------  --------
Net loss attributable to Natural
 Health Trends                        (2,316)   (2,828)   (4,093)   (6,921)

Preferred stock dividends                 (4)       (4)      (12)      (12)
                                    --------  --------  --------  --------
Net loss attributable to common
 stockholders of Natural Health
 Trends                             $ (2,320) $ (2,832) $ (4,105) $ (6,933)
                                    ========  ========  ========  ========

Loss per share of Natural Health
 Trends - basic and diluted         $  (0.24) $  (0.28) $  (0.42) $  (0.69)
                                    ========  ========  ========  ========

Weighted-average number of shares
 outstanding                           9,719    10,261     9,670    10,079
                                    ========  ========  ========  ========

                        NATURAL HEALTH TRENDS CORP.

            CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
                              (In Thousands)

                                                        Nine Months Ended
                                                          September 30,
                                                        ------------------
                                                          2008      2009
                                                        --------  --------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                $ (4,093) $ (6,965)
Adjustments to reconcile net loss to net cash used in
 operating activities:
    Depreciation and amortization of property and
     equipment                                               490       392
    Amortization of intangibles                              600       600
    Amortization of debt issuance costs                      234       502
    Accretion of debt discount                             1,136     1,537
    Loss on redemption of convertible debentures               -       683
    Stock-based compensation                                 421       447
    Impairment of long-lived assets                           30         -
Changes in assets and liabilities:
    Accounts receivable                                      159       (24)
    Inventories, net                                       1,540       332
    Other current assets                                     432      (243)
    Other assets                                             285        91
    Accounts payable                                        (773)      647
    Income taxes payable                                       9        59
    Accrued distributor commissions                         (901)       74
    Other accrued expenses                                  (826)      938
    Deferred revenue                                      (1,363)     (445)
    Other current liabilities                               (200)     (123)
                                                        --------  --------
Net cash used in operating activities                     (2,820)   (1,498)
                                                        --------  --------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchases of property and equipment                     (276)      (95)
    Decrease in restricted cash                              665     3,212
                                                        --------  --------
Net cash provided by investing activities                    389     3,117
                                                        --------  --------

CASH FLOWS FROM FINANCING ACTIVITIES
    Proceeds from debt                                       145         -
    Payments on debt                                        (145)   (3,754)
                                                        --------  --------
Net cash used in financing activities                          -    (3,754)
                                                        --------  --------

Effect of exchange rates on cash and cash equivalents        118       117
                                                        --------  --------
Net decrease in cash and cash equivalents                 (2,313)   (2,018)
CASH AND CASH EQUIVALENTS, beginning of period             6,282     3,491
                                                        --------  --------
CASH AND CASH EQUIVALENTS, end of period                $  3,969  $  1,473
                                                        ========  ========

Contact:
Jean Bono
Natural Health Trends Corp.
investor.relations@nhtglobal.com